EXHIBIT 10.9


                                                             Effective: 10/23/91
                                                        Board Approval: 10/23/91
                                                   Shareholder Approval: 6/17/92
                                                                Amended: 4/16/93
                                                   Shareholder Approval: 6/16/93
                                                                 Amended: 4/4/95
                                                   Shareholder Approval: 6/19/95
                                                     Amended (by Board): 3/23/98


                               RECOTON CORPORATION
                             1991 STOCK OPTION PLAN


     1. PURPOSE. The purpose of this Plan is to provide a means whereby Recoton Corporation (the "Company") may, through the grant to employees of options to purchase the Company's Common Stock (as defined below), attract and retain persons of ability (including officers and directors who are also employees) of the Company and of any Subsidiary (as defined below), as key employees and motivate such employees to exert their best efforts on behalf of the Company and any Subsidiary. The Plan authorizes the grant to key employees of the Company of stock incentives in the form of (a) options to purchase shares of Common Stock of the Company under Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code") ("Incentive Options"); and (b) options to purchase shares of Common Stock of the Company which are not Incentive Options ("Nonqualified Options") (Incentive Options and Nonqualified Options granted under the Plan being referred to collectively as "Options").

     As used herein, the term "Subsidiary" shall mean any corporation which at the time of the granting of an Option qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424(f) of the Code, or any similar provision hereinafter enacted.

     2. NUMBER OF SHARES AVAILABLE UNDER PLAN. Options may be granted by the Company from time to time to key employees of either the Company or any Subsidiary (such recipients being hereafter referred to as "optionees") to purchase up to an aggregate of 2,500,000* shares of Common Stock ($.20 par value) of the Company (the "Common Stock") for all optionees and 2,500,000* such shares shall be reserved for Options granted under the Plan (subject to adjustment as provided in paragraph 6). The maximum number of shares of Common Stock which may be the subject of Options granted to the Company's Chief Executive Officer (or any co-Chief Executive Officer) and to each of the other executive officers required to be named

-------- * Increased in 1992 by action of the Option Committee pursuant to
     Section 6 of the Plan from 350,000 to 466,666 to reflect 33-1/3% stock dividend distributed in December 1992; increased from 466,666 to 766,666 by action of the Board of Directors on April 16, 1993 (approved by the shareholders at the 1993 Annual Meeting); increased in 1993 by action of the Option Committee pursuant to Section 6 of the Plan from 766,666 to 1,022,221 to reflect the 33-1/3% stock dividend distributed in October 1993; increased in 1994 by action of the Option Committee pursuant to
     Section 6 of the Plan from 1,022,221 to 1,533,331 to reflect the 50% stock dividend distributed in July 1994; and increased from 1,533,331 to 2,500,000 by action of the Board of Directors on April 4, 1995 (approved by the shareholders at the 1995 Annual Meeting).

in the Company's proxy statement with respect to the preceding year pursuant to the proxy rules promulgated under the Securities Exchange Act of 1934 as amended during any calendar year shall not exceed 250,000 (subject to adjustment as provided in paragraph 6). The shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both. If any Options granted under the Plan shall terminate, expire or be canceled as to any shares, new Options may thereafter be granted covering such shares; PROVIDED, HOWEVER, that with respect to any Option granted to any person who is a "covered employee" as defined in Section 162(m) of the Code that is canceled or as to which the exercise price is reduced, the number of shares of Common Stock subject to such Option shall continue to be counted, in accordance with said Section 162(m) and regulations promulgated thereunder, against the maximum number of shares which may be the subject of Options granted to such person.

     3. ADMINISTRATION. The Plan shall be administered by a Committee which shall consist of two or more directors of the Corporation, each of whom shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of Section 162 (m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), to the extent that such persons are available to serve (and at any time when there are not at least two of such persons, the Board of Directors shall function as the Committee). The members of the Committee shall be selected by the Board of Directors. Any member of the Committee may resign by giving written notice thereof to the Board of Directors, and any member of the Committee may be removed at any time, with or without cause, by the Board of Directors. If, for any reason, a member of the Committee shall cease to serve, the vacancy shall be filled by the Board of Directors. The Committee shall establish such rules and procedures as are necessary or advisable to administer the Plan.

     The Committee may interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or advisable, except as such action may be otherwise expressly reserved in the Plan to the Board. Without limiting the generality of the foregoing, the Committee may, in its sole discretion, treat all or any portion of any period during which an optionee is on military leave or on an approved leave of absence from the Company or a Subsidiary as a period of employment of such optionee by the Company or such Subsidiary, as the case may be, for the purpose of accrual of his rights under his Option. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding and conclusive. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent.

     No member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it. To the maximum extent permitted by applicable law, each member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees, which fees may be advanced by the Company), or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as directors or under the Certificate of Incorporation or By-Laws of the Company.

     4. ELIGIBILITY AND AWARDS. Subject to the provisions of the Plan, the Committee shall have the power to (a) authorize the granting of Options; (b) determine and designate from time to time those employees of the Company or of any Subsidiary to whom Options are to be granted; provided, however, that no employee who owns, directly or indirectly, at the time the Option is granted to him, more than 10% of the total combined voting power of all classes of stock of the Company or of its Subsidiaries shall be eligible to receive any Incentive Option under the Plan except as may be permitted by Section 422 of the Code; (c) determine the number of shares subject to each Option; (d) determine whether said Option is to be considered an Incentive Option or a Nonqualified Option; and (e) determine the time or times and the manner when each Option shall be exercisable and the duration of the exercise period. No director of the Company who is not also an employee of the Company or a Subsidiary shall be entitled to receive any Option under the Plan. The Committee may condition the grant of any Option on the surrender of any option under this or any other plan.

     5. TERMS AND CONDITIONS OF OPTIONS. Each Option granted under the Plan shall be evidenced by an agreement, in form approved by the Committee, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

     (a) OPTION PERIOD. Each Option agreement shall specify the period for which the Option thereunder is granted (which, in the case of Incentive Options, shall not exceed ten years from the date of grant) and shall provide that the Option shall expire at the end of such period.

     (b) OPTION PRICE. The Option price per share shall be determined by the Committee at the time any Option is granted, and, in the case of Incentive Options, shall not be less than the fair market value of the Common Stock of the Company on the date the Option is granted, as determined in good faith by the Committee.

     (c) EXERCISE OF OPTION. No part of any Option may be exercised until the optionee shall have remained in the employ of the Company or of a Subsidiary for such period, if any, after the date on which the Option is granted as the Committee may specify in the Option agreement. Subject in each case to the provisions of paragraphs (a) through (c) and (e) of this paragraph 5, any Option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee at the time of grant; PROVIDED, HOWEVER, that no Option may be exercised in part or in full prior to the approval of the Plan by a majority vote of the shareholders of the Company as provided in
Section 11 and, PROVIDED FURTHER, that no options granted to executive officers, directors and beneficial owners of ten percent or more of any class of the Company's equity securities may be exercised in part or in full prior to the later of six months from the date of grant of the Option or six months from date of approval of the Plan by the shareholders of the Company. Notwithstanding the foregoing, all or any part of any remaining unexercised Options granted to any person may, after approval of the Plan by the shareholders of the Company as provided in Section 11, be exercised in the following circumstances (but in no event during the six month period commencing on the later of the date of grant of the Option or the date of shareholder approval of the Plan): (a) immediately upon (but prior to the expiration of the term of the Option) the holder's retirement from the Company and all Subsidiaries on or after such person's 65th birthday, (b) subject to the provisions of Section 5(e) hereof, upon the disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or death of the holder, (c) upon the occurrence of such special circumstances or event as in the opinion of the Committee merits special consideration, or (d) if, while the holder is employed by the Company or a Subsidiary, there occurs a Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if (i) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) the beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company; (ii) during any period of twelve months, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election or nomination was approved by the directors in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority thereof; (iii) a Person acquires beneficial ownership of stock of the Company that, together with stock held immediately prior to such acquisition by such Person, possesses more than 50% of the total fair market value or total voting power of the stock ("50% Ownership") of the Company, unless the additional stock is acquired by a Person possessing, immediately prior to such acquisition, beneficial ownership of 40% or more of the Common Stock; or (iv) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Company immediately prior to such acquisition. Notwithstanding the foregoing, for purposes of clauses (i) and
(ii), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Company is not transferred from a Person to another Person; and for purposes of clause
(iv), a Change in Control will not be deemed to occur if the assets of the Company are transferred: (A) to a shareholder in exchange for his stock, (B) to an entity in which the Corporation has (directly or indirectly) 50% Ownership, or (C) to a Person that has (directly or indirectly) at least 50% ownership of the Corporation with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% Ownership.

     (d) PAYMENT OF PURCHASE PRICE UPON EXERCISE. Upon the exercise of an Option, the form of exercise notice required by the Option agreement shall be delivered with the purchase price paid (i) in cash or check payable to the order of the Company; (ii) if the Option Agreement so provides, in stock of the Company, by the Committee valued at its fair market value on the date of exercise; PROVIDED, HOWEVER, that if the Option is treated in part as an incentive stock option and in part as an Option which is not an incentive stock option, the Company shall designate the shares that are treated as purchased pursuant to the exercise of an incentive stock option by causing to be delivered a separate certificate therefor; (iii) by providing an order to a designated broker to sell part or all of the shares being purchased pursuant to exercise of the Option and to deliver sufficient proceeds to the Company, in cash or by check payable to the order of the Company, to pay the full purchase price of such shares and all applicable withholding taxes; or (iv) by such other methods as the Committee may permit from time to time.

     (e) EXERCISE IN THE EVENT OF DEATH OR TERMINATION OF EMPLOYMENT. (1) If an optionee dies while an employee of the Company or a Subsidiary, such person's Option may be exercised to the extent that the optionee could have done so at the date of his or her death by the person or persons to whom the optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by the optionee's executors or administrators, at any time, or from time to time, within one year after the date of the optionee's death but not later than the expiration date specified pursuant to paragraph (a) of this paragraph 5. (2) If an optionee's employment by the Company or a Subsidiary terminates because of the optionee's permanent disability, the optionee may exercise his or her Option, to the extent that the optionee could have done so at the date of termination of employment, at any time, or from time to time, within one year of such determination but not later than the expiration date specified pursuant to paragraph (a) of this paragraph 5. (3) If an optionee's employment by the Company or a Subsidiary terminates for any reason other than death or permanent disability as aforesaid, the optionee may exercise his or her Option, to the extent that the optionee could have done so at the date of termination of employment, at any time, or from time to time, within three months of the date of termination of employment but not later than the expiration date specified pursuant to paragraph (a) of this paragraph 5. (4) Notwithstanding anything in this paragraph 5(e) to the contrary, if an optionee's employment is terminated because of the Option holder's violation of the duties of such employment by the Company or a Subsidiary as such person may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive) all unexercised Options of such Option holder shall terminate immediately upon such termination of the holder's employment by the Company and all Subsidiaries, and an Option holder whose employment by the Company and Subsidiaries is so terminated shall have no right after such termination to exercise any unexercised Option which such employee might have exercised prior to the termination of employment by the Company and Subsidiaries. Notwithstanding anything in the Plan or in this paragraph 5(e) to the contrary, with respect to any Option, the Committee may determine, in its sole discretion, either at the time of grant or thereafter, to permit such Option to be exercised for such period extending beyond the one-year and three-month periods specified above as the Committee deems appropriate, but in no event beyond the expiration date specified pursuant to paragraph (a) of this paragraph 5.

     (f) RESTRICTIONS ON TRANSFERABILITY OF OPTIONS. Options shall not be transferable otherwise than by will or by the laws of descent and distribution or as provided in this paragraph 5(f). Notwithstanding the preceding, the Committee may, in its discretion, authorize a transfer of all or a portion of any Option, other than an Incentive Option, by the initial holder who is an executive officer of the Company, as determined from time to time by the Board of Directors of the Company to (i) the stepchildren, grandchildren or other family members of the initial holder ("Family Members"), (ii) a trust or trusts for the exclusive benefit of such Family Members, or (iii) such other persons or entities which the Committee may permit; PROVIDED, HOWEVER, that subsequent transfers of such Options shall be prohibited except by will or the laws of descent and distribution. Any transfer of such an Option shall be subject to such terms and conditions as the Committee shall approve, including that such Option shall continue to be subject to the terms and conditions of the Option and of the Plan as amended from time to time. The events of termination of employment (including by death) under paragraph (e) of this paragraph 5 shall continue to be applied with respect to the initial holder, following which a transferred Option shall be exercisable by the transferee only to the extent and for the periods provided pursuant to paragraph (e) of this paragraph 5. An Incentive Option shall not be transferable otherwise than by will or by the laws of descent and distribution and shall be exercisable during the holder's lifetime only by the holder thereof.

     (g) DOLLAR LIMITATION. As provided by Section 422(d) of the Code, no Incentive Option may be granted under the Plan to any employee to the extent that the aggregate fair market value (determined as of the date of grant of the Option) of the common stock of the Company or any Subsidiary for which such employee has been granted options under all incentive stock option plans of the Company and its Subsidiaries qualifying as incentive stock options under Section 422 of the Code exercisable for the first time by such optionee during any calendar year exceeds $100,000. Options with respect to which no designation is made by the Committee shall be deemed to be Incentive Options to the extent that the $100,000 limitation described in the preceding sentence is met. This paragraph shall be applied by taking Options into account in the order in which they are granted.

     (h) OTHER OPTION PROVISIONS. Each Option agreement shall contain such terms and provisions as the Committee may determine to be necessary or desirable.

     (i) NO RIGHTS AS A SHAREHOLDER. No optionee shall have any rights as a shareholder with respect to any shares of Common Stock subject to option prior to the date of issuance of a certificate or certificates for such shares.

     6. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK. In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be issued upon the issuance of Options and the number and kind of shares subject to Options and the purchase price per share under outstanding Option agreements shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, optionees under the Plan.

     7. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of Options thereunder, and the obligation of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting, exercise or payment thereof, may result in the violation of any law or governmental order or regulation. The Plan is intended to comply with the Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. If at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. If shares are not required to be or have not been registered, upon exercising all or any portion of a Option, the Company may require each optionee (or any person acting under paragraph 5(e)), as a condition of such exercise, to represent that the shares are being acquired for investment only and not with a view to their sale or distribution, and shall make such other representations and furnish such information deemed appropriate by counsel to the Company. Stock certificates evidencing unregistered shares acquired upon exercise of Options may be subject to stop orders and shall bear any legend required by applicable state securities laws and a restrictive legend substantially as follows:

                           The securities represented hereby have not been
                  registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred to the absence of such registration or any opinion of counsel acceptable to the Company that such transfer will not require registration under such Act.

     8. NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any Option granted under the Plan shall not confer upon any optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall they affect in any way the right of the Company or any Subsidiary by which an optionee is employed to terminate such person's employment at any time.

     9. WITHHOLDING. The Committee in its discretion may cause to be made as a condition precedent to the payment of any cash or stock appropriate arrangements for the withholding of any federal, state, local or foreign taxes.

     10. AMENDMENT, SUSPENSION AND DISCONTINUANCE. Except as hereinafter provided, the Board of Directors or the Committee may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any Options not theretofore granted, and the Board of Directors or the Committee, with the consent of the affected holder of an Option, may at any time withdraw or from time to time amend the Plan as it relates to, and the terms and conditions of, any outstanding Option. Notwithstanding the foregoing, any amendment by the Board of Directors or the Committee which would increase the number of shares issuable under Options or the number of shares which may be the subject of Options granted to any individual optionee, or change the class of persons to whom Options may be granted, shall be subject to the approval of the shareholders of the Corporation within one year of such amendment.

     11. EFFECTIVE DATE AND TERM. The effective date of the Plan shall be October 23, 1991, subject to approval of the Plan by the vote of the holders of a majority of the Common Stock the not later than October 22, 1992. Options may be granted, but not exercised, prior to such shareholder approval; PROVIDED, HOWEVER, that if such shareholder approval is not obtained, any Options granted under this Plan shall be of no effect. This Plan shall terminate on and no Option shall be granted after October 22, 2001; PROVIDED, HOWEVER, that any Options previously granted may be exercised in accordance with their terms.

     12. NAME. The Plan shall be known as the "Recoton Corporation 1991 Stock Option Plan."

FORM OF OPTION FOR GRANTS OF 1000 SHARES OR MORE

 CODE  #1 = NUMBER OF SHARES PER OPTION
             2 = OPTION NUMBER
             3 = NAME OF OPTIONEE
                      4 = SAME AS #1
             5 = OPTION EXERCISE PRICE
             6 = WHETHER OR NOT THE OPTION IS AN INCENTIVE OPTION


NO. OF SHARES SUBJECT TO OPTION:  1      OPTION NO.:  2


                               RECOTON CORPORATION
                        1991 STOCK OPTION PLAN AGREEMENT


     This AGREEMENT dated as of the ______ day of __________, 199_ between RECOTON CORPORATION, a New York corporation (the "Company"), and 3~ (the "Optionee").

                               W I T N E S E T H :

     1. GRANT OF OPTION. Pursuant to the provisions of the Recoton Corporation 1991 Stock Option Plan (the "Plan"), the Company hereby grants to the Optionee, subject to the terms and conditions set forth in the Plan and this Agreement, the right and option (the "Option") to purchase from the Company all or any part of an aggregate of 4~ shares of Common Stock, $.20 par value, of the Company at the purchase price of $______ 4~ per share. The Option [is][is not] intended to qualify as an incentive stock option pursuant to Section 422 of the Internal Revenue Code of 1986, as amended [NOTE ANY NEED TO ALLOCATE BETWEEN ISO AND NQSO]6~.

     2. TERMS AND CONDITIONS. The Option is subject to the following terms and conditions:

     (a) EXPIRATION DATE. The Option shall expire ten years after the date of this Agreement (the "Expiration Date"), except as otherwise noted in subparagraph (d) of this paragraph 2.

     (b) EXERCISE OF OPTION. No part of the Option may be exercised until Optionee has remained in the continuous employ of the Company, or of a subsidiary of the Company as defined in the Plan (a "Subsidiary"), for a period of one year from the date hereof. The Option may be exercised, to the extent otherwise exercisable by its terms, in five equal annual cumulative installments with the first installment occurring on the first anniversary date of the Agreement; PROVIDED, HOWEVER, that no options granted to executive officers, directors and beneficial owners of more than ten percent of any class of the Company's equity securities ("Section 16 Persons") may be exercised in part or in full prior to six months from the date of grant of the Option. Notwithstanding the foregoing, all or any part of any remaining unexercised Option may be exercised in the following circumstances (but in the case of Section 16 Persons in no event during the six month period commencing on the date of grant of the Option): (a) immediately upon (but prior to the expiration of the term of the Option) the holder's retirement from the Company and all Subsidiaries on or after such person's 65th birthday, (b) subject to the provisions of Section 5(e) hereof, upon the disability (to the extent and in a manner as shall be determined by the Committee in its sole discretion) or death of the holder, (c) upon the occurrence of such special circumstances or event as in the opinion of the Stock Option Committee constituted pursuant to the Plan (the "Committee") merits special consideration, or (d) if, while the holder is employed by the Company or a Subsidiary, there occurs a Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if
(a) any "person" or group of "persons" (as the term "person" is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) ("Person"), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) the beneficial ownership, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company; (b) during any period of twelve months, individuals who at the beginning of such period constitute the Board of Directors, and any new director whose election or nomination was approved by the directors in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority thereof; (c) a Person acquires ownership of stock of the Company that, together with stock held immediately prior to such acquisition by such Person, possesses more than 50% of the total fair market value or total voting power of the stock ("50% Ownership") of the Company, unless the additional stock is acquired by a Person possessing, immediately prior to such acquisition, ownership of 40% or more of the Common Stock; or (d) a Person acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such Person) assets from the Company that have a total fair market value equal to or more than one-third of the total fair market value of all of the assets of the Company immediately prior to such acquisition. Notwithstanding the foregoing, for purposes of subsections (a) and
(b), a Change in Control will not be deemed to have occurred if the power to control (directly or indirectly) the management and policies of the Company is not transferred from a Person to another Person; and for purposes of subsection
(d), a Change in Control will not be deemed to occur if the assets of the Company are transferred: (i) to a shareholder in exchange for his stock, (ii) to an entity in which the Corporation has (directly or indirectly) 50% Ownership, or (iii) to a Person that has (directly or indirectly) at least 50% ownership of the Corporation with respect to its stock outstanding, or to any entity in which such Person possesses (directly or indirectly) 50% Ownership. To the extent otherwise permitted by this Agreement, shares with respect to which the Option becomes exercisable may be purchased in whole or from time to time in part at any time prior to the expiration of the Option. Any exercise shall be accompanied by a written notice to the Company in a form substantially as attached to this Agreement as Exhibit 1 (including the last paragraph of such Exhibit if applicable), specifying the number of shares as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule 1 to this Agreement.

     (c) PAYMENT OF PURCHASE PRICE UPON EXERCISE. At the time of any exercise, the purchase price of the shares as to which the Option shall be exercised shall be paid (i) in cash or by check (subject to clearance) made payable to the Company, (ii) in stock of the Company valued at its fair market value on the date of exercise by the Committee, (iii) by providing an order to a designated broker to sell part or all of the shares being purchased pursuant to exercise of the Option and to deliver sufficient proceeds to the Company, in cash or by check payable to the order of the Company, to pay the full purchase price of such shares and all applicable withholding taxes, or (iv) by such other methods as the Committee may permit from time to time. Subject to the provisions of subparagraph (i), as soon as practicable following receipt of such cash, check, stock or order, the Company shall issue to Optionee a certificate for the number of shares as to which the Option is being exercised. Delivery of such shares shall be at the principal office of the Company and the obligation of the Company with respect to the purchase of such shares shall be fulfilled by delivery of such shares registered in the name of the Optionee.

     (d) EXERCISE UPON DEATH OR TERMINATION OF EMPLOYMENT.

                  (1) In the event of the death of Optionee while an employee of the Company or a Subsidiary, the Option may be exercised, to the extent that Optionee could have done so at the date of death, by the person or persons to whom Optionee's rights under the Option pass by will or applicable law, or if no such person has such right, by Optionee's executors or administrators, at any time, or from time to time, within one year after the date of Optionee's death, but not later than the Expiration Date.

                  (2) If Optionee's employment by the Company or a Subsidiary shall terminate because of Optionee's permanent disability, Optionee may exercise the Option, to the extent that Optionee could have done so at the date of termination of employment, at any time, or from time to time, within one year of such termination but not later than the Expiration Date.

                  (3) If Optionee's employment by the Company or a Subsidiary shall terminate for any reason other than death or permanent disability as aforesaid, Optionee may exercise the Option, to the extent that Optionee could have done so at the date of termination of employment, at any time, or from time to time, within three months of the date of termination of employment but not later than the Expiration Date.

                  (4) Notwithstanding anything in this subparagraph (d) to the contrary, if Optionee's employment is terminated because of the Option holder's violation of the duties of such employment by the Company or a Subsidiary as such person may from time to time have, the existence of which violation shall be determined by the Committee in its sole discretion (which determination by the Committee shall be conclusive), all unexercised Options of such Option holder shall terminate immediately upon such termination of the holder's employment by the Company and all Subsidiaries, and an Option holder whose employment by the Company and Subsidiaries is so terminated shall have no right after such termination to exercise any unexercised Option which such employee might have exercised prior to the termination of employment by the Company and Subsidiaries.

     (e) NONTRANSFERABILITY. The Option and any rights hereunder shall not be transferable or assignable other than by will or by the laws of descent and distribution. During the lifetime of Optionee, the Option shall be exercisable only by Optionee.

     (f) ADJUSTMENTS. In the event of any change in the Common Stock of the Company by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, then the number and kind of shares subject to the Option and their purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to Optionee hereunder. Any adjustment so made shall be final and binding upon Optionee.

     (g) NO RIGHTS AS STOCKHOLDER. Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to the Option prior to the date of issuance of a certificate or certificates for such shares.

     (h) NO RIGHT TO CONTINUED EMPLOYMENT. The Option shall not confer upon Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of Optionee's employer to terminate Optionee's employment at any time.

     (i) COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Option and the obligation of the Company to sell shares and deliver certificates for shares of Common Stock pursuant to the Option shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. No Option may be granted pursuant to the Plan or exercised at any time when such Option, or the granting, exercise or payment thereof, may result in the violation of any law or governmental order or regulation. The Plan is intended to comply with the Rule 16b-3 under the Exchange Act. Any provision inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. If at any time the Committee shall determine in its discretion that the listing, registration or qualification of the shares covered by the Plan upon any national securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares under the Plan, no shares will be delivered unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. If shares are not required to be registered, but are exempt from registration, upon exercising all or any portion of the Option the Company may require Optionee (or any person acting under subparagraph (d) of paragraph 2), to represent that the shares are being acquired for investment only and not with a view to their sale or distribution, and to make such other representations and furnish such information deemed appropriate by counsel to the Company. Stock certificates evidencing unregistered shares acquired upon exercise of an option may be subject to stop orders and shall bear any legend required by applicable state securities laws and a restrictive legend substantially as follows:

                           "The securities represented hereby have not been
                  registered under the Securities Act of 1933, as amended (the "Act"), and may not be transferred in the absence of such registration or an opinion of counsel acceptable to the Company that such transfer will not require registration under such Act."

     3. OPTIONEE BOUND BY PLAN. Optionee acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions of the Plan.

     4. NOTICES. Any notice under this Agreement the Company shall be addressed to it at its office, 2950 Lake Emma Road, Lake Mary, FL 32746; Attention:
President, and any notice under this Agreement to Optionee shall be addressed to Optionee at Optionee's home address as shown on the records of the Company, subject to the right of either party to designate at any time hereafter in writing some other address.

     5. COUNTERPARTS. This Agreement has been executed in two counterparts, each of which shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Recoton Corporation has caused this Agreement to be executed by its President or a Vice President and Optionee has executed this Agreement, both as of the day and year first above written. RECOTON CORPORATION


                                      By:  _____________________________
                                               Name:
                                               Title:


___________________________ (L.S.)
          Optionee

                 SCHEDULE 1 -- NOTATIONS AS TO PARTIAL EXERCISE


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             Number of        Balance of
Date of      Shares           Shares on         Authorized           Notation
EXERCISE     PURCHASED        OPTION             SIGNATURE            DATE
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
                                    EXHIBIT 1



                           STOCK OPTION EXERCISE FORM





                                                                         [DATE]





Recoton Corporation

2950 Lake Emma Road

Lake Mary, FL 32746

Attention:  Secretary



Dear Sirs:



     The undersigned elects to exercise the option to purchase ______ shares, $.20 par value, of the Common Stock of Recoton Corporation (the "Company") under and pursuant to 1991 Stock Option Plan Agreement No. ___ between the Company and the undersigned dated ___________________________, 19____.

     Delivered herewith is a [check in the amount of $______] [certificate for ____ shares of Common Stock of the Company] [order to a broker to sell part or all of the shares being purchased and to deliver sufficient proceeds to the Company, in cash or by check payable to the order of the Company, to pay the full purchase price of the shares and all applicable withholding taxes] in payment of the option price.

     [The undersigned hereby represents and agrees that all of the Common Stock being purchased hereunder is being acquired for investment and not with a view to the sale or distribution thereof and that the undersigned understands that such Common Stock has not been registered under the Securities Act of 1933 (the "Act"), as amended, and such Common Stock may not be sold, pledged, hypothecated, alienated, or otherwise assigned or transferred in the absence of registration under the Act, or an opinion of counsel which opinion is satisfactory to the Company to the effect that such registration is not required.]



                                                              Very truly yours,





                                                              [Optionee]